CNA Financial Corporation
Supplemental Financial Information

March 31, 2024

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Statements of Operations

Three months ended March 31
(In millions)	2024	2023	Change
Revenues:
Net earned premiums	$2,441	$2,248	9%
Net investment income	609	525	16
Net investment (losses) gains	(22)	(35)
Non-insurance warranty revenue	407	407
Other revenues	9	7
Total revenues	3,444	3,152	9
Claims, Benefits and Expenses:
Insurance claims and policyholders’ benefits (re-measurement (loss) gain of $(15) and $1)	1,807	1,653
Amortization of deferred acquisition costs	444	379
Non-insurance warranty expense	394	384
Other operating expenses	337	337
Interest	35	28
Total claims, benefits and expenses	3,017	2,781	(8)
Income (loss) before income tax	427	371
Income tax (expense) benefit	(89)	(74)
Net income (loss)	$338	$297	14%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2024	2023
Components of Income (Loss)
Core income (loss)	$355	$325
Net investment gains (losses)	(17)	(28)
Net income (loss)	$338	$297

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.30	$1.19
Net investment gains (losses)	(0.06)	(0.10)
Diluted earnings (loss) per share	$1.24	$1.09

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.6	271.3
Diluted	272.7	272.3

Return on Equity
Net income (loss) (1)	13.8%	13.8%
Core income (loss) (2)	11.5	10.8
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	March 31, 2024	December 31, 2023
Total investments	$46,674	$46,562
Reinsurance receivables, net of allowance for uncollectible receivables	5,574	5,412
Total assets	65,075	64,711
Insurance reserves	44,147	44,196
Claim and claim adjustment expenses	23,588	23,304
Unearned premiums	7,046	6,933
Future policy benefits	13,513	13,959
Debt	3,520	3,031
Total liabilities	55,413	54,818
Accumulated other comprehensive income (loss) (1)	(2,572)	(2,672)
Total stockholders' equity	9,662	9,893

Book value per common share	$35.62	$36.52
Book value per common share excluding AOCI	$45.10	$46.39

Outstanding shares of common stock (in millions of shares)	271.3	270.9

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,947	$10,946

Three Months Ended March 31	2024	2023
Net cash flows provided (used) by operating activities	$504	$436
Net cash flows provided (used) by investing activities	(249)	51
Net cash flows provided (used) by financing activities	(189)	(480)
Net cash flows provided (used) by operating, investing and financing activities	$66	$7
(1) As of March 31, 2024 and December 31, 2023, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $(18) million and $(359) million.
(2) Statutory capital and surplus as of March 31, 2024 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2024	2023	Change
Gross written premiums	$3,742	$3,620	3%
Gross written premiums ex. 3rd party captives	2,936	2,724	8
Net written premiums	2,390	2,247	6

Net earned premiums	2,331	2,133	9
Net investment income	357	301	19
Non-insurance warranty revenue	407	407
Other revenues	9	7
Total operating revenues	3,104	2,848	9
Insurance claims and policyholders' benefits	1,503	1,349
Amortization of deferred acquisition costs	444	379
Non-insurance warranty expense	394	384
Other insurance related expenses	258	275
Other expenses	29	21
Total claims, benefits and expenses	2,628	2,408	(9)
Core income (loss) before income tax	476	440
Income tax (expense) benefit on core income (loss)	(104)	(94)
Core income (loss)	$372	$346	8%

Other Performance Metrics
Underwriting gain (loss)	$126	$130	(3)%

Loss & LAE ratio	64.1%	62.9%	(1.2)	pts
Expense ratio	30.1	30.7	0.6
Dividend ratio	0.4	0.3	(0.1)
Combined ratio	94.6%	93.9%	(0.7)	pts
Underlying combined ratio	91.0%	90.8%	(0.2)	pts

Net accident year catastrophe losses incurred	$88	$52
Effect on loss & LAE ratio	3.8%	2.4%	(1.4)	pts

Development-related items: (favorable) / unfavorable	$(5)	$15
Effect on loss & LAE ratio	(0.2)%	0.7%	0.9	pts

Rate	4%	5%	(1)	pts
Renewal premium change	6%	7%	(1)	pts
Retention	85%	86%	(1)	pts
New business	$529	$503	5%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2024	2023	Change
Gross written premiums	$1,682	$1,780	(6)%
Gross written premiums ex. 3rd party captives	880	886	(1)
Net written premiums	792	788	1

Net earned premiums	814	797	2
Net investment income	150	129	16
Non-insurance warranty revenue	407	407
Other revenues	1	—
Total operating revenues	1,372	1,333	3
Insurance claims and policyholders' benefits	479	466
Amortization of deferred acquisition costs	178	165
Non-insurance warranty expense	394	384
Other insurance related expenses	81	86
Other expenses	15	14
Total claims, benefits and expenses	1,147	1,115	(3)
Core income (loss) before income tax	225	218
Income tax (expense) benefit on core income (loss)	(48)	(47)
Core income (loss)	$177	$171	4%

Other Performance Metrics
Underwriting gain (loss)	$76	$80	(5)%

Loss & LAE ratio	58.6%	58.4%	(0.2)	pts
Expense ratio	31.8	31.4	(0.4)
Dividend ratio	0.3	0.2	(0.1)
Combined ratio	90.7%	90.0%	(0.7)	pts
Underlying combined ratio	91.3%	90.0%	(1.3)	pts

Net accident year catastrophe losses incurred	$—	$—
Effect on loss & LAE ratio	—%	—%	—	pts

Development-related items: (favorable) / unfavorable	$(5)	$—
Effect on loss & LAE ratio	(0.6)%	—%	0.6	pts

Rate	2%	2%	—	pts
Renewal premium change	3%	4%	(1)	pts
Retention	88%	88%	—	pts
New business	$94	$108	(13)%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2024	2023	Change
Gross written premiums	$1,686	$1,442	17%
Gross written premiums ex. 3rd party captives	1,682	1,440	17
Net written premiums	1,338	1,188	13

Net earned premiums	1,202	1,046	15
Net investment income	176	149	18
Other revenues	8	7
Total operating revenues	1,386	1,202	15
Insurance claims and policyholders' benefits	835	694
Amortization of deferred acquisition costs	200	169
Other insurance related expenses	138	142
Other expenses	12	6
Total claims, benefits and expenses	1,185	1,011	(17)
Core income (loss) before income tax	201	191
Income tax (expense) benefit on core income (loss)	(43)	(40)
Core income (loss)	$158	$151	5%

Other Performance Metrics
Underwriting gain (loss)	$29	$41	(29)%

Loss & LAE ratio	68.8%	65.7%	(3.1)	pts
Expense ratio	28.2	29.8	1.6
Dividend ratio	0.6	0.5	(0.1)
Combined ratio	97.6%	96.0%	(1.6)	pts
Underlying combined ratio	90.8%	91.8%	1.0	pts

Net accident year catastrophe losses incurred	$82	$44
Effect on loss & LAE ratio	6.8%	4.2%	(2.6)	pts

Development-related items: (favorable) / unfavorable	$—	$—
Effect on loss & LAE ratio	—%	—%	—	pts

Rate	6%	7%	(1)	pts
Renewal premium change	8%	9%	(1)	pts
Retention	85%	86%	(1)	pts
New business	$367	$310	18%

International - Results of Operations

Three months ended March 31
(In millions)	2024	2023	Change
Gross written premiums	$374	$398	(6)%
Net written premiums	260	271	(4)
Net earned premiums	315	290	9
Net investment income	31	23	35
Other revenues	—	—
Total operating revenues	346	313	11
Insurance claims and policyholders' benefits	189	189
Amortization of deferred acquisition costs	66	45
Other insurance related expenses	39	47
Other expenses	2	1
Total claims, benefits and expenses	296	282	(5)
Core income (loss) before income tax	50	31
Income tax (expense) benefit on core income (loss)	(13)	(7)
Core income (loss)	$37	$24	54%

Other Performance Metrics
Underwriting gain (loss)	$21	$9	133%

Loss & LAE ratio	60.1%	65.4%	5.3	pts
Expense ratio	33.2	31.8	(1.4)
Dividend ratio	—	—	—
Combined ratio	93.3%	97.2%	3.9	pts
Underlying combined ratio	91.3%	89.3%	(2.0)	pts

Net accident year catastrophe losses incurred	$6	$8
Effect on loss & LAE ratio	2.0%	2.8%	0.8	pts

Development-related items: (favorable) / unfavorable	$—	$15
Effect on loss & LAE ratio	—%	5.1%	5.1	pts

Rate	1%	4%	(3)	pts
Renewal premium change	3%	8%	(5)	pts
Retention	82%	83%	(1)	pts
New business	$68	$85	(20)%

Life & Group - Results of Operations

Three months ended March 31
(In millions)	2024	2023
Net earned premiums	$110	$115
Net investment income	231	214
Other revenues	—	—
Total operating revenues	341	329
Insurance claims and policyholders' benefits	312	311
Other insurance related expenses	29	29
Other expenses	—	1
Total claims, benefits and expenses	341	341
Core income (loss) before income tax	—	(12)
Income tax (expense) benefit on core income (loss)	5	9
Core income (loss)	$5	$(3)

Corporate & Other - Results of Operations

Three months ended March 31
(In millions)	2024	2023
Net earned premiums	$—	$—
Net investment income	21	10
Other revenues	—	—
Total operating revenues	21	10
Insurance claims and policyholders' benefits	(8)	(7)
Other insurance related expenses	—	1
Interest expense	34	28
Other expenses	22	10
Total claims, benefits and expenses	48	32
Core income (loss) before income tax	(27)	(22)
Income tax (expense) benefit on core income (loss)	5	4
Core income (loss)	$(22)	$(18)

Investment Summary - Consolidated

	March 31, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$24,329	$(889)	$24,268	$(748)
States, municipalities and political subdivisions:
Tax-exempt	3,431	4	3,722	88
Taxable	3,857	(442)	3,670	(409)
Total states, municipalities and political subdivisions	7,288	(438)	7,392	(321)
Asset-backed:
RMBS	3,090	(473)	3,002	(409)
CMBS	1,645	(185)	1,631	(223)
Other ABS	3,345	(232)	3,268	(243)
Total asset-backed	8,080	(890)	7,901	(875)
U.S. Treasury and obligations of government-sponsored enterprises	179	(2)	151	(1)
Foreign government	729	(34)	713	(28)
Redeemable preferred stock	—	—	—	—
Total fixed maturity securities	40,605	(2,253)	40,425	(1,973)
Equities:
Common stock	206	—	191	—
Non-redeemable preferred stock	485	—	492	—
Total equities	691	—	683	—
Limited partnership investments:
Hedge funds	338	—	332	—
Private equity funds	1,936	—	1,842	—
Total limited partnership investments	2,274	—	2,174	—
Other invested assets	79	—	80	—
Mortgage loans	1,029	—	1,035	—
Short-term investments	1,996	—	2,165	1
Total investments	$46,674	$(2,253)	$46,562	$(1,972)

Net receivable/(payable) on investment activity	$(128)		$36

Effective duration (in years)	6.4		6.5
Weighted average rating (1)	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Property & Casualty and Corporate & Other

	March 31, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,533	$(750)	$14,424	$(756)
States, municipalities and political subdivisions:
Tax-exempt	1,074	(184)	1,160	(159)
Taxable	2,247	(407)	2,076	(399)
Total states, municipalities and political subdivisions	3,321	(591)	3,236	(558)
Asset-backed:
RMBS	3,088	(473)	3,000	(409)
CMBS	1,623	(182)	1,601	(221)
Other ABS	2,766	(145)	2,676	(170)
Total asset-backed	7,477	(800)	7,277	(800)
U.S. Treasury and obligations of government-sponsored enterprises	179	(2)	150	(1)
Foreign government	687	(25)	685	(20)
Redeemable preferred stock	—	—	—	—
Total fixed maturity securities	26,197	(2,168)	25,772	(2,135)
Equities:
Common stock	206	—	191	—
Non-redeemable preferred stock	85	—	82	—
Total equities	291	—	273	—
Limited partnership investments:
Hedge funds	187	—	184	—
Private equity funds	1,071	—	1,019	—
Total limited partnership investments	1,258	—	1,203	—
Other invested assets	79	—	80	—
Mortgage loans	838	—	842	—
Short-term investments	1,969	—	2,094	1
Total investments	$30,632	$(2,168)	$30,264	$(2,134)

Net receivable/(payable) on investment activity	$(128)		$33

Effective duration (in years)	4.5		4.5
Weighted average rating (1)	A		A
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investment Summary - Life & Group

	March 31, 2024		December 31, 2023
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$9,796	$(139)	$9,844	$8
States, municipalities and political subdivisions:
Tax-exempt	2,357	188	2,562	247
Taxable	1,610	(35)	1,594	(10)
Total states, municipalities and political subdivisions	3,967	153	4,156	237
Asset-backed:
RMBS	2	—	2	—
CMBS	22	(3)	30	(2)
Other ABS	579	(87)	592	(73)
Total asset-backed	603	(90)	624	(75)
U.S. Treasury and obligations of government-sponsored enterprises	—	—	1	—
Foreign government	42	(9)	28	(8)
Redeemable preferred stock	—	—	—	—
Total fixed maturity securities	14,408	(85)	14,653	162
Equities:
Common stock	—	—	—	—
Non-redeemable preferred stock	400	—	410	—
Total equities	400	—	410	—
Limited partnership investments:
Hedge funds	151	—	148	—
Private equity funds	865	—	823	—
Total limited partnership investments	1,016	—	971	—
Other invested assets	—	—	—	—
Mortgage loans	191	—	193	—
Short-term investments	27	—	71	—
Total investments	$16,042	$(85)	$16,298	$162

Net receivable/(payable) on investment activity	$—		$3

Effective duration (in years)	10.0		10.2
Weighted average rating (1)	A-		A-
(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2024	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$25	$(2)	$625	$(32)	$7,274	$(197)	$14,733	$(618)	$1,672	$(40)	$24,329	$(889)
States, municipalities and political subdivisions	—	—	1,152	(39)	4,508	(313)	1,337	(34)	272	(47)	19	(5)	7,288	(438)
Asset-backed:
RMBS	2,683	(353)	387	(123)	7	—	4	—	—	—	9	3	3,090	(473)
CMBS	—	—	632	(21)	594	(81)	191	(28)	188	(33)	40	(22)	1,645	(185)
Other ABS	—	—	448	(14)	259	(55)	1,207	(62)	1,251	(88)	180	(13)	3,345	(232)
Total asset-backed	2,683	(353)	1,467	(158)	860	(136)	1,402	(90)	1,439	(121)	229	(32)	8,080	(890)
U.S. Treasury and obligations of government-sponsored enterprises	179	(2)	—	—	—	—	—	—	—	—	—	—	179	(2)
Foreign government	—	—	206	(4)	391	(15)	46	(6)	86	(9)	—	—	729	(34)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$2,862	$(355)	$2,850	$(203)	$6,384	$(496)	$10,059	$(327)	$16,530	$(795)	$1,920	$(77)	$40,605	$(2,253)

Percentage of total fixed maturity securities	7%		7%		16%		25%		40%		5%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2024	2023
Taxable fixed income securities	$472	$430
Tax-exempt fixed income securities	38	49
Total fixed income securities	510	479
Common stock	14	3
Limited partnerships - hedge funds	12	14
Limited partnerships - private equity funds	42	11
Total limited partnership and common stock investments	68	28
Other, net of investment expense	31	18
Net investment income	$609	$525

Effective income yield for fixed income securities portfolio	4.7%	4.6%
Limited partnership and common stock return	2.9	1.3

	Property & Casualty and Corporate & Other
Three months ended March 31
(In millions)	2024	2023
Taxable fixed income securities	$291	$261
Tax-exempt fixed income securities	10	11
Total fixed income securities	301	272
Common stock	14	3
Limited partnerships - hedge funds	7	8
Limited partnerships - private equity funds	23	6
Total limited partnership and common stock investments	44	17
Other, net of investment expense	33	22
Net investment income	$378	$311

Effective income yield for fixed income securities portfolio	4.3%	4.0%

Three months ended March 31	Life & Group
(In millions)	2024	2023
Taxable fixed income securities	$181	$169
Tax-exempt fixed income securities	28	38
Total fixed income securities	209	207
Common stock	—	—
Limited partnerships - hedge funds	5	6
Limited partnerships - private equity funds	19	5
Total limited partnership and common stock investments	24	11
Other, net of investment expense	(2)	(4)
Net investment income	$231	$214

Effective income yield for fixed income securities portfolio	5.6%	5.5%

Net Investment Gains (Losses)

Three months ended March 31	Consolidated
(In millions)	2024	2023
Fixed maturity securities:
Corporate and other bonds	$(17)	$(23)
States, municipalities and political subdivisions	—	10
Asset-backed	(15)	(9)
Total fixed maturity securities	(32)	(22)
Non-redeemable preferred stock	11	(14)
Derivatives, short-term and other	(1)	1
Mortgage loans	—	—
Net investment gains (losses)	(22)	(35)
Income tax benefit (expense) on net investment gains (losses)	5	7
Net investment gains (losses), after tax	$(17)	$(28)

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2024 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$7,131	$10,103	$2,709	$19,943	$675	$2,686	$23,304
Ceded	1,215	1,082	433	2,730	93	2,318	5,141
Net	5,916	9,021	2,276	17,213	582	368	18,163

Net incurred claim & claim adjustment expenses	477	827	189	1,493	9	4	1,506
Net claim & claim adjustment expense payments	(490)	(634)	(134)	(1,258)	(11)	(12)	(1,281)
Foreign currency translation adjustment and other	(1)	1	(32)	(32)	(9)	—	(41)

Claim & claim adjustment expense reserves, end of period
Net	5,902	9,215	2,299	17,416	571	360	18,347
Ceded	1,319	1,117	446	2,882	92	2,267	5,241
Gross	$7,221	$10,332	$2,745	$20,298	$663	$2,627	$23,588

Life & Group Policyholder Reserves

March 31, 2024 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$582	$13,959	$14,541

Incurred claims and policyholders' benefits (1)	9	306	315
Benefit and expense payments	(11)	(321)	(332)
Change in discount rate assumptions and other (AOCI)	(9)	(431)	(440)

End of Period	$571	$13,513	14,084

December 31, 2023 (In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Beginning of Period	$594	$13,480	$14,074

Incurred claims and policyholders' benefits (1)	29	1,284	1,313
Benefit and expense payments	(50)	(1,207)	(1,257)
Change in discount rate assumptions and other (AOCI)	9	402	411

End of Period	$582	$13,959	$14,541
(1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve.

Definitions and Presentation
•Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.
•P&C Operations includes Specialty, Commercial and International.
•Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants.
•Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves.
•Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2023 Form 10-K for further discussion regarding how the Company manages its business.
•This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.
•For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.
•In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•Management uses underwriting gain (loss), calculated using GAAP financial results, to monitor insurance operations of our Specialty, Commercial and International segments. Underwriting gain (loss) is pretax and calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.
•Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.
•Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.
•Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.
•Certain immaterial differences are due to rounding.
•N/M = Not Meaningful